PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 1/12 We, Preferred Apartment Communities, Inc., are selling up to a maximum of 900,000 units in connection with this offering (the ‘‘Offering’’). Each Unit will be sold at a public offering price of $1,000 per Unit. Units will not be issued or certificated. The shares of Series A Redeemable Preferred Stock and the Warrants are immediately detachable and will be issued separately. Your broker-dealer or registered investment advisor should MAIL properly completed and executed ORIGINAL documents, along with your check payable to ‘‘UMB Bank N.A., Escrow Agent for Preferred Apartment Communities, Inc.’’ to UMB Bank, National Association at the following address or with a wire using the following instructions: *For IRA Accounts, mail investor signed documents to the IRA Custodian for signatures. INSTRUCTIONS TO SUBSCRIBERS Section 1: Indicate investment amount (make all checks payable to “UMB Bank N.A., Escrow Agent for Preferred Apartment Communities, Inc.”) or wire funds pursuant to the instructions above. Section 2: Choose type of ownership NON-CUSTODIAL OWNERSHIP — Accounts with more than one owner must have ALL PARTIES SIGN where indicated on page 7. — Be sure to attach copies of all plan documents for Pension Plans, Trusts or Corporate Partnerships required in Section 2. CUSTODIAL OWNERSHIP For New IRA/Qualified Plan Accounts, please complete the form/application provided by your custodian of choice in addition to this subscription document and forward to the custodian for processing. For existing IRA Accounts and other Custodial Accounts, information must be completed BY THE CUSTODIAN. Have all documents signed by the appropriate officers as indicated in the Corporate Resolution (which are also to be included). Section 3: All names, addresses, dates of birth, Social Security or Tax I.D. numbers of all investors or Trustees Section 4: Choose Dividend Allocation option Section 6: To be signed and completed by your Financial Advisor (be sure to include CRD number for Financial Advisor and Broker Dealer Firm and the Branch Manager’s signature) Section 7: Have ALL investors initial and sign where indicated Section 8: All investors must complete and sign the substitute W- 9 SUBSCRIPTION AGREEMENT INSTRUCTION PAGE MAILING ADDRESS FOR DOCUMENTS: UMB Bank, National Association 1010 Grand Boulevard, 4th Floor Mail Stop: 1020409 Kansas City, Missouri 64106 ADDRESS: UMB Bank, National Association 1010 Grand Boulevard, 4th Floor Mail Stop: 1020409 Kansas City, Missouri 64106 Attention: Lara Stevens, Corporate Trust Phone: (816) 860-3017 Fax: (816) 860-3029 WIRE INSTRUCTIONS: UMB Bank, N.A. ABA No: 101000695 Acct No: 9800006823 Acct Name: Trust Clearance Reference: 138242 Preferred Apt Communities Attn: Lara Stevens

PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 2/12 SUBSCRIPTION AGREEMENT Individual Joint Tenant - Joint accounts will be registered as joint tenants with rights of survivorship unless otherwise indicated Tenants in Common TOD - Optional designation of beneficiaries for individual joint owners with rights of survivorship or tenants by the entireties. (Please complete Transfer on Death Registration Form which you can obtain from the Preferred Apartments Communities Sales Desk) Corporation or Partnership - Authorized signature required. Include Corporate Resolution or Partnership Agreement, as applicable Uniform Gift/Transfer to Minors - (UGMA/UTMA) Pension or Other Retirement Plan - Include Plan Documents Trust - Include title and signature pages of Trust Documents Other (Include title and signature pages) THIRD PARTY ADMINISTERED CUSTODIAL PLAN (New IRA accounts will require an additional application) IRA ROTH/IRA Simple Employee Pension (S.E.P.) IRA SIMPLE OTHER (Specify): CUSTODIAN INFORMATION (To be completed by Custodian above) Name of Custodian: Mailing Address: City, State, ZIP: Custodian Tax ID#: Custodian Account #: Custodian Phone #: 1. INVESTMENT 2. FORM OF OWNERSHIP (Please choose one option within the ‘‘Non-Custodial Ownership” column, or within the ‘‘Custodial Ownership’’ column) NON-CUSTODIAL OWNERSHIP CUSTODIAL OWNERSHIP NOTE: Cash, cashier’s checks/official bank checks in bearer form, foreign checks, money orders, third party checks, or traveler’s checks will not be accepted. Payment Instructions: Make all checks payable to ‘‘UMB Bank N.A., Escrow Agent for Preferred Apartment Communities, Inc.’’ or wire funds pursuant to the instructions above. Under the UGMA/UTMA of the State of UMB Bank, National Association 1010 Grand Boulevard, 4th Floor Mail Stop: 1020409 Kansas City, Missouri 64106 Number of units purchased: Purchase price per unit: Aggregate purchase price: Brokerage Account Number (If Applicable): $ $ Check here if additional purchase and complete the inestor information on Page 7.

PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 3/12 First Name: Last Name: Street Address: City: Date of Birth: First Name: Last Name: Street Address: City: Date of Birth: Street Address: City: Daytime Phone #: U.S. Driver’s License #: (if applicable) Issue Date: Daytime Phone #: U.S. Driver’s License #: (if applicable) Issue Date: If Non-U.S. Citizen, specify Country of Citizenship: If Non-U.S. Citizen, specify Country of Citizenship: Middle Name: Tax ID or SS#: Middle Name: Tax ID or SS#: Email address: State of Issue: Expiration Date: Email address: State of Issue: Expiration Date: State: State: State: / / / / ZIP: ZIP: ZIP: 3. INVESTOR INFORMATION (Please print name(s) in which Units are to be registered.) A. Investor/Trustee B. Co-Investor/Co-Trustee C. Residential Street Address (This section must be completed for verification purposes if mailing address in Section 3A is a P.O. Box)

PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 4/12 City: Country: Permanent Resident U.S. Driver’s License Retired Employment Authorization Document Passport without U.S. Visa Foreign national identity documents INS Permanent resident alien card Passport with U.S. Visa Non-Permanent Resident Non-Resident State/Providence:Place of Birth Immigration Status D. Trust/Corporation/Partnership/Other E. Government ID F. (Trustee’s information must be provided in Sections 3A and 3B) (Foreign Citizens only) Identification documents must have a reference number and photo. Please attach photocopy. Date of Trust: Entity Name/Title of Trust: Tax ID Number: Employer: Number for the document checked above: Country of issuance: Check which type of document you are providing: / / Bank Name: (Required) Bank Address: (Required) Account #: (Required) Bank Phone #: (Required)

PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 5/12 4. DISTRIBUTIONS 5. ELECTRONIC DELIVERY ELECTION (Select only one; If nothing is marked, will default to “Credit Dividend to Custodian (including IRA) or Clearing Firm/Platform of Record” or “Mail Check to the Address of Record,” as applicable) I hereby subscribe for Units of Preferred Apartment Communities, Inc. and elect the distribution option indicated below: FOR CUSTODIAL OR CLEARING FIRM/PLATFORM ACCOUNTS: Credit Dividend to Custodian (including IRA) or Clearing Firm/Platform of Record FOR NON-CUSTODIAL OR NON-CLEARING FIRM/PLATFORM ACCOUNTS: Mail Check (to the Address of Record) Cash/Direct Deposit (Please attach a pre-printed voided check (Non-Custodian Investors only)). I authorize Preferred Apartment Communities, Inc. or its agent to deposit my distribution/dividend to my checking or savings account. This authority will remain in force until I notify Preferred Apartment Communities, Inc. in writing to cancel it. If Preferred Apartment Communities, Inc. deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit. Check the box if you do not consent to the electronic delivery of documents, including the prospectus, prospectus supplements, annual and quarterly reports, and other stockholder communication and reports. E-mail address in Section 3 is required. Please carefully read the following representations before consenting to receive documents electronically. If you do not check this box, you represent the following: (a) I acknowledge that access to both Internet e-mail and the World Wide Web is required in order to access documents electronically. I may receive by e-mail notification the availability of a document in electronic format. The notification e-mail will contain a web address (or hyperlink) where the document can be found. By entering this address into my web browser, I can view, download and print the document from my computer. I acknowledge that there may be costs associated with the electronic access, such as usage charges from my Internet provider and telephone provider, and that these costs are my responsibility. Complete this section to elect how to receive your dividend distributions. IRA accounts may not direct distributions without the custodian’s approval. PLEASE ATTACH COPY OF VOIDED CHECK TO THIS FORM IF FUNDS ARE TO BE SENT TO A BANK * The above services cannot be established without a pre-printed voided check. For electronic funds transfers, signatures of bank ac- count owners are required exactly as they appear on the bank records. If the registration at the bank differs from that on this Subscrip- tion Agreement, all parties must sign below. Name/Entity Name/Financial Institution: Mailing Address: City: Your Account #: Your Bank’s Account #: Owner Signature: Co-owner Signature: (If applicable) Date: Date: State: ZIP: Your Bank’s ABA/Routing #: Checking Account Savings Account / / / /

PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 6/12 (b) I acknowledge that documents distributed electronically may be provided in Adobe’s Portable Document Format (PDF). The Adobe Reader software is required to view documents in PDF format. The Reader software is available free of charge from Adobe’s web site at www.adobe.com. The Reader software must be correctly installed on my system before I will be able to view documents in PDF format. Electronic delivery also involves risks related to system or network outage that could impair my timely receipt of or access to stockholder communications. (c) I acknowledge that I may receive at no cost from Preferred Apartment Communities, Inc. a paper copy of any documents delivered electronically by calling my Financial Advisor. (d) I understand that if the e-mail notification is returned to Preferred Apartment Communities, Inc. as ‘‘undeliverable,’’ a letter will be mailed to me with instructions on how to update my e-mail address to begin receiving communication via electronic delivery. I further understand that if Preferred Apartment Communities, Inc. is unable to obtain a valid e-mail address for me, Preferred Apartment Communities, Inc. will resume sending a paper copy of its filings by U.S. mail to my address of record. (e) I understand that my consent may be updated or cancelled, including any updates in e-mail address to which documents are delivered, at any time by calling my Financial Advisor. 6. BROKER-DEALER/FINANCIAL ADVISOR INFORMATION (All fields must be completed) The Financial Advisor must sign below to complete order. The Financial Advisor hereby represents and warrants that he/she is duly licensed and may lawfully sell units of Preferred Apartment Communities, Inc. Broker-Dealer: Financial Advisor Name/RIA: Mailing Address: City: Business Phone #: (Required) Email Address: Broker-Dealer CRD #: Financial Advisor CRD #: Fax #: State: ZIP: RIA Submission Check this box to indicate whether submission is made through the Registered Investment Advisor (RIA) in its capacity as the RIA and not in its capacity as a Registered Representative of a Broker-Dealer, if applicable, whose agreement with the subscriber includes a fixed or ‘‘wrap’’ fee feature for advisory and related brokerage services. I understand that by checking the above box, I will not receive a selling commission. The undersigned further represents and certifies that in connection with this subscription for units, he/she has complied with and has followed all applicable policies and procedures under his firm’s existing Anti-Money Laundering Program and Customer Identification Program. Financial Advisor and /or RIA Signature: Branch Manager Signature: Date: Date: / / / /

PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 7/12 7. SUBSCRIBER ACKNOWLEDGEMENTS AND SIGNATURES The undersigned hereby confirms her/his/its agreement to purchase the units on the terms and conditions set forth herein and acknowledges and/or represents (or in the case of fiduciary accounts, the person authorized to sign on such subscriber’s behalf) the following: (you must initial each of the representations below) WE INTEND TO ASSERT THE FOREGOING REPRESENTATIONS AS A DEFENSE IN ANY SUBSEQUENT LITIGATION WHERE SUCH ASSERTION WOULD BE RELEVANT. WE HAVE THE RIGHT TO ACCEPT OR REJECT THIS SUBSCRIPTION IN WHOLE OR IN PART, SO LONG AS SUCH PARTIAL ACCEPTANCE OR REJECTION DOES NOT RESULT IN AN INVESTMENT OF LESS THAN THE MINIMUM AMOUNT SPECIFIED IN THE PROSPECTUS. AS USED ABOVE, THE SINGULAR INCLUDES THE PLURAL IN ALL RESPECTS IF UNITS ARE BEING ACQUIRED BY MORE THAN ONE PERSON. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS. By executing this Subscription Agreement, the subscriber is not waiving any rights under federal or state law. Signature of Custodian(s) or Trustee(s) (if applicable). Current Custodian must sign if investment is for an IRA Account Owner Co-owner a) I/We have received the final prospectus of Preferred Apartment Communities, Inc. Owner Co-owner b) I/We accept the terms of the charter, as amended, of Preferred Apartment Communities, Inc. Owner Co-owner d) I/We am/are in compliance with the USA PATRIOT Act and not on any governmental authority watch list. Owner Co-owner c) I/We am/are purchasing Units for my/our own account. Owner Signature: Co-owner Signature: Date: Date: / / / / Authorized Signature: (Custodian or Trustee) Date: / /

PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 8/12 Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Give Form to the requester. Do not send to the IRS. Print or type Se e Specific Instructions on page 2 . Name (as shown on your income tax return) Business name/disregarded entity name, if different from above Check appropriate box for federal tax classification: Individual/sole proprietor C Corporation S Corporation Partnership Trust/estate Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ Other (see instructions) ▶ Exempt payee Address (number, street, and apt. or suite no.) City, state, and ZIP code Requester’s name and address (optional) List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3. Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter. Social security number – – Employer identification number – Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined below). Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4. Sign Here Signature of U.S. person ▶ Date ▶ General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Purpose of Form A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income. Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: An individual who is a U.S. citizen or U.S. resident alien, A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, An estate (other than a foreign estate), or A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income. Cat. No. 10231X Form W-9 (Rev. 12-2011)

PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 9/12 Form W-9 (Rev. 12-2011) Page 2 The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases: The U.S. owner of a disregarded entity and not the entity, The U.S. grantor or other owner of a grantor trust and not the trust, and The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items: 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8. What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the Part II instructions on page 3 for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9. Also see Special rules for partnerships on page 1. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Name If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form. Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line. Partnership, C Corporation, or S Corporation. Enter the entity's name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line. Disregarded entity. Enter the owner's name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8. Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate). Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 10/12 Form W-9 (Rev. 12-2011) Page 3 Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line. Exempt Payee If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. The following payees are exempt from backup withholding: 1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2), 2. The United States or any of its agencies or instrumentalities, 3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities, 4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or 5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include: 6. A corporation, 7. A foreign central bank of issue, 8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States, 9. A futures commission merchant registered with the Commodity Futures Trading Commission, 10. A real estate investment trust, 11. An entity registered at all times during the tax year under the Investment Company Act of 1940, 12. A common trust fund operated by a bank under section 584(a), 13. A financial institution, 14. A middleman known in the investment community as a nominee or custodian, or 15. A trust exempt from tax under section 664 or described in section 4947. The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15. IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 9 Broker transactions Exempt payees 1 through 5 and 7 through 13. Also, C corporations. Barter exchange transactions and patronage dividends Exempt payees 1 through 5 Payments over $600 required to be reported and direct sales over $5,000 1 Generally, exempt payees 1 through 7 2 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note. See the chart on page 4 for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676). If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3. Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 11/12 Form W-9 (Rev. 12-2011) Page 4 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account: Give name and SSN of: 1. Individual The individual 2. Two or more individuals (joint account) The actual owner of the account or, if combined funds, the first individual on the account 1 3. Custodian account of a minor (Uniform Gift to Minors Act) The minor 2 4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law The grantor-trustee 1 The actual owner 1 5. Sole proprietorship or disregarded entity owned by an individual The owner 3 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A)) The grantor* For this type of account: Give name and EIN of: 7. Disregarded entity not owned by an individual The owner 8. A valid trust, estate, or pension trust Legal entity 4 9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 The corporation 10. Association, club, religious, charitable, educational, or other tax-exempt organization The organization 11. Partnership or multi-member LLC The partnership 12. A broker or registered nominee The broker or nominee 13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments The public entity 14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B)) The trust 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. 2 Circle the minor’s name and furnish the minor’s SSN. 3 You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1. *Note. Grantor also must provide a Form W-9 to trustee of trust. Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records from Identity Theft Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: Protect your SSN, Ensure your employer is protecting your SSN, and Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance. Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338). Visit IRS.gov to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

PREFERRED APARTMENT COMMUNITIES | SUBSCRIPTION AGREEMENT PG. 12/12 8. IRS FORM W-9 To prevent backup withholding on any payment made to a stockholder with respect to subscription proceeds held in escrow, the stockholder is generally required to provide a current taxpayer identification number, or TIN (or the TIN of any other payee), and certain other information by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such investor is awaiting a TIN), that the investor is a U.S. person, and that the investor is not subject to backup withholding because (i) the investor is exempt from backup withholding, (ii) the investor has not been notified by the IRS that the investor is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the investor that the investor is no longer subject to backup withholding. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the proceeds held in escrow, 28% of all such payments will be withheld until a TIN is provided and if a TIN is not provided within 60 days, such withheld amounts will be paid over to the IRS. See the instructions included with the Form W-9 below on how to fill out the Form W-9.